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                                                                    EXHIBIT 32.2

                              CERTIFICATION BY THE
                 CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002



I, W. Gordon Lancaster, Chief Financial Officer, of Ivanhoe Energy Inc. (the "Company"), hereby certify that:

(a) the Company's periodic report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and related interpretations; and

(b) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *





Chief Financial Officer

By:   /s/  W. Gordon Lancaster
      --------------------------------------------
      W. Gordon Lancaster


Date: March 2, 2004